Summary Prospectus
January 28, 2018

Before you invest, you may want to review Tortoise Select Income Bond Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://mutualfunds.tortoisecredit.com/literature.  You can also get this information at no cost by calling the Fund (toll-free) at 855-822-3863 or by sending an e-mail request to info@tortoisecredit.com.

Investment Objective
The investment objective of the Fund is to achieve a high level of total return with an emphasis on current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 30.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None(1)	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.45%	0.45%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	20.62%	20.24%
Total Annual Fund Operating Expenses	21.32%	20.69%
Less: Fee Waiver and Expense Reimbursement(2)	(20.57)%	(20.19)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.75%	0.50%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions.  If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
Tortoise Credit Strategies, LLC (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses (“AFFE”), leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 0.50% of the Fund’s average daily net assets.  Expenses reimbursed may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment.  The Operating Expenses Limitation Agreement will be in effect through at least January 31, 2019.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$449	$4,057	$6,584	$10,065
Institutional Class	$51	$3,723	$6,334	$10,017

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period from December 28, 2016 to September 30, 2017, the Fund’s portfolio turnover rate was 212% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in fixed income securities, which may include corporate bonds of issuers in U.S. and foreign countries (including emerging markets), U.S. government and foreign government and agency bonds and notes (including non-dollar and emerging markets), mortgage-backed (including residential, commercial and stripped), and asset-backed securities (including collateralized mortgage or collateralized loan obligations), Yankee bonds, bank loans, structured notes, convertible bonds and other convertible securities, and preferred securities. The Fund considers a security to be an emerging market security if the security is a direct obligation of an emerging market country or is an entity domiciled within an emerging market country as classified by the International Monetary Fund under emerging and developing economies.

Under normal circumstances, the Fund may invest up to: (i) 35% of its total assets in debt securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield” investments or “junk” bonds); or are unrated but determined to be of comparable quality (ii) 20% of its total assets in preferred securities; (iii) 30% of its total assets in non-US dollar denominated securities; and (iv) 15% of its net assets in illiquid securities. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the “1933 Act”), subject to liquidity determinations and certain regulatory restrictions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (“TBA”) market and dollar roll transactions.

The Fund may, but is not required to, invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek or alter particular portfolio exposure, to enhance return (including through the use of leverage), or for other purposes, the Fund may engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts, interest rate swaps and futures, Euro dollar futures, and credit default swaps (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.

The Adviser’s general investment strategy uses a combination of “top down” analysis of the global economy, interest rate and business cycle as well as “bottom up” research on sectors, industries and issuers to increase and decrease the Fund’s exposure to various sectors, industries and issuers over time based upon the Adviser’s views on the business and economic cycle. Sector allocation, industry selection, security selection, duration, and yield curve strategies are employed in the process.

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Borrowing Policy.  The Fund may utilize borrowings for investment purposes and for redemption of Fund shares.  Utilization of such borrowings would generally be short term in nature and within the constraints of the 1940 Act, and will consist of a line of credit from a bank or group of banks.

Principal Investment Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Asset Allocation Risk.  The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes or available investments.

Asset-Backed Securities Risk. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period.  Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Convertible Securities Risk.  Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Investors could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty Risk.  Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over-the-counter or "inter-dealer" markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of "exchange-based" markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. Furthermore, upon the bankruptcy, insolvency or liquidation of any counterparty, the investor may be deemed to be a general, unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty.

Credit Risk.  Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. The Fund could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities defaults or is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities, including the possibility of default or bankruptcy.

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Currency Risk.  The value of securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses.

Cybersecurity Risk.  Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses.  Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.  Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks.  Derivatives could result in Fund losses if the underlying references do not perform as anticipated.

Distressed or Defaulted Securities Risk.  Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. An investor may suffer significant losses if the reorganization or restructuring is not completed as anticipated. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Dollar Rolls Risk.  Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities, or that the counterparty may default on its obligations. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Emerging Markets Risk.  Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down, because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign Markets Risk.  Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies, and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small and have less depth, with a limited number of companies representing a small number of industries. Issuers of foreign securities are often not subject to the same degree of regulation as are U.S. issuers. In the event of nationalization, expropriation, or other confiscation, investors could lose their entire investment in a foreign security.

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Fixed Income Market Risks.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Adviser is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments.

High Yield Risk.  Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments.  High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Protected Securities Risk.  Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Interest Rate Risk.  The value of fixed income securities and other instruments in a portfolio may decline because of an increase in interest rates, which are currently at historically low levels, and changes in the shape of the yield curve. Changes in government policy may cause interest rates to rise, which may result in periods of volatility or negatively impact the Fund’s performance and NAV. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Fixed income securities with longer durations and maturities tend to be more sensitive to changes in interest rates, usually making their prices more volatile than securities with shorter durations.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk.  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer and the value of its assets, or other events, conditions or factors.

Limited Voting Rights Risk. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within a reasonable time in the ordinary course of business at approximately the value at which a manager has valued the securities. There is also risk that the liquidity of particular issuers or sectors, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. Investments in illiquid securities may adversely impact returns if a manager is unable to sell the illiquid securities at an advantageous time or price.

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Legal and Regulatory Risk.  Legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected.

Leverage Risk.  The Fund’s use of leverage through borrowing may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Loan Risk.  Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment.

Mortgage-Backed Securities Risk. The value of any mortgage-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying mortgages.  Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk.  Investors in municipal bonds face a number of risks, specifically including: call risk, credit risk, interest rate risk, liquidity risk, and inflation risk as inflation reduces purchasing power, which is a risk for investors receiving a fixed rate of interest, and can lead to higher interest rates and, in turn, lower market value for existing bonds. In addition, there may be tax implications, including the possibility that the bond may be subject to the federal alternative minimum tax, profits and losses on bonds may be subject to capital gains tax treatment, and interest or other investment return may be subject to state and local income tax.

Prepayment, Call or Reinvestment Risk.  Many issuers have a right to prepay their debt securities. If interest rates fall, an issuer may exercise this right. In that event, the security holder will not benefit from the rise in market price that normally accompanies a decline in interest rates.  Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. Income from the Fund will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called debt obligations at market interest rates that are below the Fund’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Fund.

Pricing Risk.  The Fund’s pricing and valuation procedures generally assign prices to securities based upon values obtained from pricing vendors independent of the Adviser. Such prices are indicative of the price that could be received in the marketplace if transacted on the day the Fund is valued and in a position size considered to be standard for that security type.

Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.

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Repurchase Agreements Risk.  If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or lose money in exercising rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities for the Fund may be restricted.

Restricted Securities Risk.  The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, are ineligible for resale under Rule 144A under the Securities Act of 1933, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Irrespective of the Fund’s initial or ongoing determinations of the liquidity of any given security, market conditions could cause these securities to become less liquid and possibly extremely difficult to sell.

Rule 144A Securities Risk.  The Fund may purchase securities eligible for resale under Rule 144A. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Redemption Risk.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the net asset value of the Fund to decline.

Spread Risk.  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Sovereign Debt Risk.  Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multi-lateral agencies.  There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Investments Risk.  The Fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (“IO”) and Principal Only (“PO”).  The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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Underlying Funds Risk.  If the Fund invests its assets in underlying closed-end funds, mutual funds or exchange-traded funds, the Fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds selected. Each of the underlying funds has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved.

U.S. Government Obligations Risk.  While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing an institutional quality portfolio of diversified fixed income securities;
•	A traditional flow-through mutual fund structure with daily liquidity at NAV;
•	Simplified tax reporting through a Form 1099;
•	A fund offering the potential for high level of total return with an emphasis on current income;
•	A fund that may be suitable for retirement and other tax exempt accounts;
•	Potential diversification of their overall investment portfolio; and
•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers.  See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for the annual period through December 31, 2017. Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with a broad-based securities market index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.http://mutualfunds.tortoisecredit.com.

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Best Quarter	Worst Quarter
Q2 2017 1.51%	Q4 2017 0.36%

Average Annual Total Returns for the periods ended December 31, 2017
	One Year	Since Inception (12/28/2016)
Institutional Class Shares
Return Before Taxes	4.06%	4.13%
Return After Taxes on Distributions	2.55%	2.63%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	2.47%
Investor Class Shares
Return Before Taxes	(0.09)%	0.01%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	3.97%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Investment Policy & Strategy Committee
Tortoise Credit Strategies, LLC is the Fund’s investment adviser.

Portfolio Managers
The primary responsibility for the day-to-day management of the Fund is the joint responsibility of a team of portfolio managers including N. Graham Allen, Jeffrey Brothers, Gregory Haendel and John Heitkemper.  The Adviser’s Investment Policy & Strategy Committee (IPSC) is responsible for the overall strategic investment direction of the Fund’s portfolio

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise Select Income Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at 855-822-3863 or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$1,000,000
Subsequent Minimum Investment	$100	$100

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Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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